Kramer, Levin, Naftalis & Frankel LLP
                       9 1 9  T H I R D  A V E N U E
                        NEW YORK, N.Y. 10022   3852
                              (212) 715   9100
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                                                        (212) 715-8000
                                                        ______

                                                        WRITER'S DIRECT NUMBER

                                                        (212) 715-9100

                                     March 26, 1999

Lexington Natural Resources Trust
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey  07663

            Re: Post-Effective Amendment No. 11 to Registration Statement on Form N-1A File No.: 33-26116

Ladies and Gentlemen:

We hereby consent to the reference of our firm as counsel in this Registration Statement on Form N-1A.

                              Very truly yours,



                              /s/ Kramer, Levin, Naftalis & Frankel LLP